UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway Alameda, California 94502
(Address of principal executive offices) (Zip code)

(510) 864-8800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Item 5.  Other Events and Regulation FD Disclosure

On April 22, 2004, UTStarcom, Inc., a Delaware corporation, issued a press release entitled “UTStarcom Agrees to Acquire Telo Technology, Leading Provider of Industry-Proven Packet Core Networks for CDMA2000.”  The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: April 22, 2004	By:	/s/ Michael J. Sophie
	Name:	Michael J. Sophie
	Title:	Senior Vice President of Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press release entitled “UTStarcom Agrees to Acquire Telo Technology, Leading Provider of Industry-Proven Packet Core Networks for CDMA2000” dated April 22, 2004.